United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

December 20, 2022

Date of Report (Date of earliest event reported)

NewHold Investment Corp. II
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40944	86-2298898
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12141 Wickchester Lane, Suite 325 Houston, TX	77079
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 653-0153

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	NHIC	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50	NHICW	The Nasdaq Stock Market LLC
Units, each consisting of one share of Class A Common Stock and one-half of one Redeemable Warrant	NHICU	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submissions of Matters to a Vote of Security Holders.

On December 20, 2022, NewHold Investment Corp. II (the “Company”) held a special meeting of stockholders (the “Special Meeting”). On November 23, 2022, the record date for the Special Meeting, there were 24,362,500 issued and outstanding shares of the Company’s common stock (the “Common Stock”) entitled to be voted at the Special Meeting, 76.53% of which were represented in person or by proxy.

The final results for each of the matters submitted to a vote of the Company’s stockholders at the Special Meeting are as follows:

Matters Voted On	For	Against	Abstain
Proposal Number One was to, at the discretion of the Company’s board of directors, to amend the Company’s amended and restated certificate of incorporation (the “Charter”) to extend the date by which the Company has to file a proxy statement, registration statement or similar filing for an initial business combination from April 25, 2023 (the “Original Termination Date”) to June 25, 2023 (the “Extended Date”).	18,404,768	240,293	0

Proposal Number Two was to, at the discretion of the Company’s board of directors, amend the Charter to change the date by which the Company must consummate an initial business combination, from Original Termination Date to December 28, 2022 in order to permit the Company to liquidate and wind up early.	18,605,468	39,593	0

Proposal Number Three was to amend the Investment Management Trust Agreement, dated October 20, 2021, by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), to allow the Company to extend the date on which the Trustee must liquidate the trust account established by the Company in connection with the IPO if the Company has not filed a proxy statement, registration statement or similar filing for an initial business combination from the Original Termination Date to the Extended Date.	18,405,468	239,593	0

Each of the proposals described above was approved by the Company’s stockholders.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits:

Exhibit No.	Description
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 22, 2022

NEWHOLD INVESTMENT CORP. II

By:	/s/ Kevin Charlton
Name:	Kevin Charlton
Title:	Chief Executive Officer

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